Exhibit 99.2

MEMORANDUM

TO:	All Employees of Randolph National Bank and Central Financial Corporation

FROM:	The Boards of Directors

DATE:	April 3, 2013

On April 3, 2013, the Boards of Directors of Randolph National Bank and its parent holding company, Central Financial Corporation, and the Boards of Directors of Lake Sunapee Bank, fsb and its parent holding company, New Hampshire Thrift Bancshares voted to enter into an agreement to merge the two banks and bank holding companies.

A copy of the joint Press Release announcing this agreement and a copy of Frequently Asked Questions about the transaction are attached.

Over the next few months, there will be periodic meetings with you to provide updates regarding the process and to answer your questions.

We will do our best to keep you informed as we proceed.

New Hampshire Thrift Bancshares, Inc. Agrees to Acquire

Central Financial Corporation

NEWPORT, NH and RANDOLPH, VT — April 3, 2013 — New Hampshire Thrift Bancshares, Inc. (NasdaqGM: NHTB), parent company of Lake Sunapee Bank, fsb, and Central Financial Corporation (OTC: CEVT) today jointly announced that they have entered into a definitive agreement through which New Hampshire Thrift Bancshares will acquire Central Financial Corporation and its subsidiary, The Randolph National Bank. Originally established in 1875, The Randolph National Bank serves the credit and deposit needs of individuals and businesses with offices in the Vermont communities of Rochester, Royalton, South Royalton, Randolph, Williamstown and Quechee, and has assets in excess of $170 million.

“We are very excited to deepen our market presence in Vermont with the addition of a franchise that has successfully served its communities in the White River Valley for over 130 years,” said Stephen R. Theroux, Vice Chairman, President and Chief Executive Officer of New Hampshire Thrift Bancshares. “We welcome the customers and employees of The Randolph National Bank to the Lake Sunapee family and look forward to building upon the service culture that has been the hallmark of this fine institution.”

Shareholders of Central Financial Corporation will receive 8.699 shares of New Hampshire Thrift Bancshares common stock for each share of Central Financial Corporation common stock in a transaction representing $115.00 per Central Financial Corporation share, or $14.4 million, based upon the 10-day average closing price of New Hampshire Thrift Bancshares ending April 2, 2013, of $13.22 per share. Immediately following the merger, Randolph National Bank will merge with and into Lake Sunapee Bank, fsb, and the combined company will have approximately $1.45 billion in assets and operate 38 locations in New Hampshire and Vermont.

Steven H. Dimick, President and Chief Executive Officer of Central Financial Corporation and Randolph National Bank, said, “Not only do New Hampshire Thrift Bancshares and Lake Sunapee Bank share our focus on customer service and community banking, but they have a proven track record of integrating other community banks like ours into their franchise. We wanted a partner that would provide our shareholders with a higher dividend and enhanced liquidity for their stock and would continue to provide our customers with the same level of personalized service to which they are accustomed, along with the additional products and services of a larger institution. We believe that our shareholders and customers will benefit from this transaction.”

Following the merger, Steven H. Dimick will be appointed to the Board of Directors of New Hampshire Thrift Bancshares and Lake Sunapee Bank. The definitive merger agreement has been approved by the Boards of Directors of both companies and the transaction is expected to close in the fourth quarter of 2013, subject to customary closing conditions, including the receipt of regulatory approval and the approval of Central Financial Corporation’s shareholders. The transaction is expected to be accretive to the earnings per share of New Hampshire Thrift Bancshares in the first full year of operations.

New Hampshire Thrift Bancshares was advised by Griffin Financial Group, LLC and its legal counsel was Hogan Lovells US LLP, Washington, D.C. Central Financial Corporation was advised by Bank Analysis Center, Inc. and its legal counsel was Cranmore, FitzGerald & Meaney, Hartford, CT.

About New Hampshire Thrift Bancshares, Inc.

New Hampshire Thrift Bancshares, Inc. is the bank holding company of Lake Sunapee Bank, fsb, a federally-chartered stock savings bank, which was formed in 1868 and which provides a wide range of banking and financial services. New Hampshire Thrift Bancshares currently operates 22 locations in New Hampshire in Grafton, Hillsborough, Merrimack and Sullivan Counties as well as 8 locations in Vermont in Rutland and Windsor Counties. At December 31, 2012, New Hampshire Thrift Bancshares had total assets of $1.3 billion and currently has a market capitalization of approximately $93 million.

Lake Sunapee Bank, fsb has three wholly owned subsidiaries. Lake Sunapee Financial Services Corp., Lake Sunapee Group, Inc., which owns and maintains all buildings and investment properties, and McCrillis & Eldredge Insurance, Inc., a full-line independent insurance agency acquired in 2012, which offers a complete range of commercial insurance services and consumer products. Additionally, Lake Sunapee Bank recently announced its intention to purchase the remaining 50 percent of Charter Holding Company which it does not currently own. Charter Holding Company is headquartered in Concord, New Hampshire and provides trust and investment services from seven offices across New Hampshire with approximately $1.5 billion of assets under management.

About Central Financial Corporation

Central Financial Corporation is the bank holding company for The Randolph National Bank. The Randolph National Bank, originally chartered as The National Bank of West Randolph, was established by local investors in 1875 to serve a region dominated by agriculture, forestry, railroads and manufacturing. Though the region’s economy has changed, The Randolph National Bank has continued to grow and prosper. Today The Randolph National Bank has assets in excess of $170 million and provides services through eight banking offices and nine ATMs.

Additional Information About the Transaction

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

The proposed transaction will be submitted to the shareholders of Central Financial Corporation for their consideration. In connection with the proposed merger with Central Financial Corporation, New Hampshire Thrift Bancshares will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Central Financial Corporation that also constitutes a prospectus of New Hampshire

Thrift Bancshares. Central Financial Corporation will mail the proxy statement/prospectus to its shareholders. Investors and security holders are urged to read the registration statement and the proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by New Hampshire Thrift Bancshares with the SEC at the SEC’s website at www.sec.gov. You will also be able to obtain a free copy of the proxy statement/prospectus, as well as other filing containing information about New Hampshire Thrift Bancshares, on its website, www.lakesunbank.com.

Copies of the proxy statement/prospectus can be obtained without charge, when available, by directing a request to New Hampshire Thrift Bancshares, Inc., 9 Main Street, P.O. Box 9, Newport, NH 03773, or to Central Financial Corporation, 21 Main Street, Randolph, Vermont 05060.

Participants in the Transaction

New Hampshire Thrift Bancshares, Central Financial Corporation and their respective directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the shareholders of Central Financial Corporation in connection with the merger. Information about the directors and executive officers of Central Financial Corporation and their ownership of Central Financial Corporation common stock, and the interests of such participants, may be obtained by reading the proxy statement/prospectus when it becomes available.

This press release contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of complying with these safe harbor provisions. Readers should not place undue reliance on such forward-looking statements, which speak only as of the date made. These forward-looking statements are based on current plans and expectations, which are subject to a number of risk factors and uncertainties that could cause future results to differ materially from historical performance or future expectations. These differences may be the result of various factors, including, among others: (1) failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all; (2) failure of the shareholders of Central Financial Corporation to approve the applicable merger agreement; (3) failure to obtain governmental approvals for the merger; (4) disruptions to the parties’ businesses as a result of the announcement and pendency of the merger; (5) costs or difficulties related to the integration of the business following the merger; (6) changes in general, national or regional economic conditions; (7) the risk that the anticipated benefits, cost savings and any other savings from the transaction may not be fully realized or may take longer than expected to realize; (8) changes in loan default and charge-off rates; (9) reductions in deposit levels necessitating increased borrowings to fund loans and investments; (10) changes in interest rates or credit availability; (11) possible changes in regulation resulting from or relating to the pending financial reform legislation; (12) changes in levels of income and expense in noninterest income and expense related activities; and (13) competition and its effect on pricing, spending, third-party relationships and revenues. The foregoing list should not be construed as exhaustive, and New Hampshire Thrift Bancshares and Central Financial Corporation undertake no obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events or circumstances.

For additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements, please see filings by New Hampshire Thrift Bancshares with the SEC, including New Hampshire Thrift Bancshares’ Annual Report on Form 10-K for the year ended December 31, 2012.

Contacts:

Stephen R. Theroux

Vice Chairman, Chief Executive Officer and President

New Hampshire Thrift Bancshares, Inc.

9 Main Street, P.O. Box 9

Newport, NH 03773

(603) 863-0886

Steven H. Dimick

President and Chief Executive Officer

Central Financial Corporation

21 Main Street

Randolph, VT 05060

(802) 728-9611

FREQUENTLY ASKED QUESTIONS ABOUT THE TRANSACTION

GENERAL OVERVIEW Q&A

What transaction was announced on April 3, 2013?

•

On April 3, 2013, we announced that Central Financial Corporation had entered into a definitive agreement under which it will merge with and into New Hampshire Thrift Bancshares, Inc. (“NHTB”), with NHTB surviving the merger. Following completion of the transaction, which we expect to occur during the fourth quarter of 2013, Randolph National Bank locations will become Lake Sunapee Bank, fsb (“Lake Sunapee Bank”) locations.

Why are we entering into this transaction?

•

Merging with Lake Sunapee Bank will create a very strong community bank with considerably more resources than Randolph National Bank alone, and the combined bank will be better-suited to compete effectively in this environment with offices throughout Vermont and New Hampshire.

•

Lake Sunapee Bank operates with a similar culture, with a strong emphasis on customer service. Lake Sunapee Bank is also similarly committed to its employees, customers and the communities which it serves.

Where are NHTB and Lake Sunapee Bank located and what is their history?

•

NHTB is the bank holding company of Lake Sunapee Bank, a federally chartered stock savings bank, which was formed in 1868 and which provides a wide range of banking and financial services. NHTB currently operates 22 locations in New Hampshire in Grafton, Hillsborough, Merrimack and Sullivan Counties as well as 8 locations in Vermont in Rutland and Windsor Counties. At December 31, 2012, NHTB had total assets of $1.3 billion and currently has a market capitalization of nearly $93 million.

•

Lake Sunapee Bank has three wholly owned subsidiaries. Lake Sunapee Financial Services Corp., Lake Sunapee Group, Inc., which owns and maintains all buildings and investment properties, and McCrillis & Eldredge Insurance, Inc., a full-line independent insurance agency acquired in 2012, which offers a complete range of commercial insurance services and consumer products. Additionally, Lake Sunapee Bank recently announced its intention to purchase the remaining 50 percent of Charter Holding Company which it does not currently own. Charter Holding Company is headquartered in Concord, New Hampshire and provides trust and investment services from seven offices across New Hampshire with approximately $1.5 billion of assets under management.

What will be received in the transaction?

•

The shareholders of Central Financial Corporation will receive 8.699 shares of NHTB common stock for each share of Central Financial Corporation common stock held. Shares of NHTB are more actively traded and the company pays a higher dividend.

How large will the combined entity be?

•

The combined bank will have $1.4 billion in assets and 38 locations, the ability to offer a greater range of products and services, and a strong capital position that will allow expansion into newer markets.

What will be the name of the bank?

•	The name of the combined bank will be Lake Sunapee Bank.

What changes will there be for customers?

•	There will not be any immediate changes for any customers. This transaction needs to go through an approval process, which we expect will take several months.

When will the transaction be effective?

•	We anticipate the transaction to be completed in the fourth quarter of this year following regulatory approval and approval by our shareholders.

EMPLOYEE Q&A

Is my job secure? When will I know if I have a job?

•

While not all decisions have been made regarding staff levels, many of the Randolph National Bank employees will have jobs in the combined organization. There will likely be some duplication of positions as a combined organization, and therefore some positions are expected to change or be eliminated. As we move forward with this transaction, you will be notified as to your specific employment situation. Lake Sunapee Bank will make every effort to place qualified Randolph National Bank individuals in open positions. Information about openings at Lake Sunapee Bank will be made available to Randolph National Bank employees through their Human Resources department.

If I have a job, will my pay change?

•	There are no current plans to reduce the compensation of any employees.

Will my title change?

•	Titles will be based on similar positions at Lake Sunapee Bank.

Is there opportunity for career growth?

•

Lake Sunapee Bank is a strong and growing organization which provides a wide variety of relevant professional development programs for all employees and which encourages employees to participate in programs that provide professional development opportunities. Lake Sunapee Bank operates with a culture of teamwork, employee engagement and innovation.

Will my benefits change?

•

The Lake Sunapee Bank employee benefit offerings will be outlined in a Benefit Summary which will be provided to you in the next month or so and such benefits are similar to and, in some instances, more favorable than those of Randolph National Bank. As we get closer to completing the merger, the Lake Sunapee Bank Human Resources Department will schedule meetings to assist our employees benefit plan questions.

Is there a severance package?

•

For those whose positions are eliminated, there will be severance packages available. Packages will include severance pay (general award of 2 weeks for every year of service, with minimum of 4 weeks and a maximum of 26 weeks).

I currently have my payroll check direct deposited, will this change?

•	No.

I have funds taken out of my paycheck to cover personal obligations like child support. Will this be affected?

•	These deductions will continue.

I am planning on taking my vacation time. Are there any times when I cannot take vacation? Will there be a chance that my plans could change?

•

You should plan on taking your vacation as planned; please confirm those plans with your immediate supervisor. If you are critical to the integration plans, we may require that you be here during certain times.

What may employees say to friends, colleagues and family about the proposed merger?

•	Employees may refer friends, colleagues and family to the joint Press Release. Additional communications and information will be provided in the near future.

•

We will share additional information as it becomes available. You may also submit any questions or concerns you may have to your supervisor. You can find additional information regarding Randolph National Bank and Central Financial Corporation on our website: www.rnbvt.com, and additional information regarding Lake Sunapee Bank and NHTB can be found on its website: www.lakesunbank.com. Additional information about NHTB can also be obtained on the Securities and Exchange Commission’s website: www.sec.gov.

When will I know more about the progress of the transaction?

•

While we are still in the early stages of this process, we will continue to keep you informed as we move forward. As we move through this process, we’ll continue to rely on you to focus on the work at hand, serve our partners and customers, and help achieve our goals.

Who should I contact if I have any additional questions?

•	If you have any additional questions, please contact Steven H. Dimick.

Cautionary Note Regarding Forward-Looking Statements

This communication contains statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and this statement is included for purposes of complying with these safe harbor provisions. Readers should not place undue reliance on such forward-looking statements, which speak only as of the date made. These forward-looking statements are based on current plans and expectations, which are subject to a number of risk factors and uncertainties that could cause future results to differ materially from historical performance or future expectations. These differences may be the result of various factors, including, among others: (1) failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all; (2) failure of the shareholders of Central Financial Corporation to approve the applicable merger agreement; (3) failure to obtain governmental approvals for the merger; (4) disruptions to the parties’ businesses as a result of the announcement and pendency of the merger; (5) costs or difficulties related to the integration of the business following the merger; (6) changes in general, national or regional economic conditions; (7) the risk that the anticipated benefits, cost savings and any other savings from the transaction may not be fully realized or may take longer than expected to realize; (8) changes in loan default and charge-off rates; (9) reductions in deposit levels necessitating increased borrowings to fund loans and investments; (10) changes in interest rates or credit availability; (11) possible changes in regulation resulting from or relating to the pending financial reform legislation; (12) changes in levels of income and expense in noninterest income and expense related activities; and (13) competition and its effect on pricing, spending, third-party relationships and revenues. The foregoing list should not be construed as exhaustive, and NHTB and Central Financial Corporation undertake no obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Important Additional Information About the Transaction

The proposed transaction will be submitted to the shareholders of Central Financial Corporation for their consideration. In connection with the proposed merger with Central Financial Corporation, NHTB will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Central Financial Corporation that also constitutes a prospectus of NHTB. Central Financial Corporation will mail the proxy statement/prospectus to its shareholders. Investors and security holders are urged to read the registration statement and the proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed NHTB with the SEC at the SEC’s website at www.sec.gov. You will also be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about NHTB, on its website, www.lakesunbank.com.

Copies of the proxy statement/prospectus can be obtained without charge, when available, by directing a request to New Hampshire Thrift Bancshares, Inc., 9 Main Street, P.O. Box 9, Newport, NH 03773, or to Central Financial Corporation, 21 Main Street, Randolph, Vermont 05060.

Participants in the Transaction

NHTB, Central Financial Corporation and their respective directors, executive officers and certain other members of management and employees may be deemed to be “participants” in the solicitation of proxies from the shareholders of Central Financial Corporation in connection with the merger. Information about the directors and executive officers of Central Financial Corporation and their ownership of Central Financial Corporation common stock, and the interests of such participants, may be obtained by reading the proxy statement/prospectus when it becomes available.